UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013 (January 3, 2013)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 3, 2013, WesBanco, Inc. (the “Company”) was informed that named executive officer Jerome B. (“Jerry”) Schmitt, Executive Vice President & Investment Officer, passed away after a long illness.  Mr. Schmitt, age 63, joined WesBanco in 1972 as a management trainee and received successive promotions over the years. Mr. Schmitt was a Chartered Financial Analyst. From 1999 until May, 2012, he had been Executive Vice President – Trust and Investments, and in that position he had overall departmental responsibility for managing WesBanco Bank’s Trust and Investment Department while also serving in the capacity of President and co-Portfolio Manager for the WesMark family of funds (the “Funds”). Since May of 2012 his title was Executive Vice President – Investments, with his Trust Department management duties adjusted due to his illness. In accordance with Mr. Schmitt’s employment contract, certain previously-disclosed compensation and benefit amounts will be paid to his estate.

Item 8.01 Other Events.

As part of an overall Trust Department succession plan, David B. Ellwood, age 56, Executive Vice President – Trust and Investment Services, who was previously co-Portfolio Manager for the  Funds and shared other trust investment department duties with Mr. Schmitt, has assumed all such investment responsibilities and has been named Portfolio Manager and President of the Funds. Mr. Ellwood, a Chartered Financial Analyst since 1988,  joined the Bank in 1982 and received successive promotions over the years until being appointed to his current position in June 2011.

In addition, Jonathan D. Dargusch, age 54, was named Executive Vice President – Wealth Management in June, 2012 and will continue to manage the trust and investment departments as well as the Company’s securities brokerage and private banking functions. Mr. Dargusch joined WesBanco in March, 2011 as Executive Vice President – Trust and Investment Services, working for Mr. Schmitt at the time, having been previously employed by J.P. Morgan Chase Bank in Columbus, Ohio, where he managed their local wealth management and private banking functions. Mr. Dargusch holds FINRA Series 7, 24 and 66 licenses for Ohio and West Virginia, and has been in the financial services industry for 31 years, with over 13 years as a wealth management executive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: January 7, 2013	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer